Exhibit 10.3

INTERCREDITOR AGREEMENT

Intercreditor Agreement (this “Agreement”), dated as of August 31, 2010, among JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “ABL Representative”) for the ABL Secured Parties (as defined below), U.S. BANK NATIONAL ASSOCIATION, as Trustee and as Noteholder Collateral Agent (in such capacities, with its successors and assigns, and as more specifically defined below, the “Notes Representative”) for the Notes Secured Parties (as defined below), and each of the Loan Parties (as defined below) party hereto.

WHEREAS, U.S. Concrete, Inc., a Delaware corporation (“Borrower”), the other Loan Parties named therein, the ABL Representative and certain financial institutions are parties to the Credit Agreement dated as of the date hereof (the “Existing ABL Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to Borrower from time to time;

WHEREAS, Borrower and the Notes Representative are parties to the Indenture dated as of the date hereof (the “Existing Indenture”), pursuant to Borrower issued its 9.5% Convertible Secured Notes due 2015 (the “Notes”) to certain financial institutions and other entities, and such Notes are guaranteed by the Loan Parties (other than the Borrower);

WHEREAS, Borrower and each other Loan Party that is party to any ABL Guarantee has granted to the ABL Representative security interests in the ABL Collateral as security for payment and performance of the ABL Obligations;

WHEREAS, Borrower and each other Loan Party that is party to any Notes Guarantee has granted to the Notes Representative security interests in the Notes Collateral as security for payment and performance of the Notes Obligations;

WHEREAS, the ABL Obligations are to be secured by first priority liens on the ABL Priority Collateral and second priority liens on the Notes Priority Collateral; and

WHEREAS, the Notes Obligations are to be secured by first priority liens on the Notes Priority Collateral and second priority liens on the ABL Priority Collateral.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1.       Definitions; Rules of Construction.

1.1         UCC Definitions.  Terms defined in the Uniform Commercial Code are used herein as so defined, including, without limitation, the following:  Accounts, As-Extracted Collateral, Chattel Paper, Commercial Tort Claims, Commodity Account, Deposit Accounts, Documents, Equipment, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Records, Securities Account and Supporting Obligations.

1.2         Defined Terms.  The following terms, as used herein, have the following meanings:

“ABL Agreement” means the collective reference to (a) the Existing ABL Agreement, (b) any Additional ABL Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing ABL Agreement (regardless of whether such replacement, refunding or refinancing is a “working capital” facility, asset-based facility or otherwise), any Additional ABL Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Agreement hereunder (a “Replacement ABL Agreement”).  Any reference to the ABL Agreement hereunder shall be deemed a reference to any ABL Agreement then extant.

“ABL Cap Amount” has the meaning assigned to such term in the definition of “ABL Obligations”.

“ABL Collateral” means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted at any time to any ABL Secured Party as security for any ABL Obligation.

“ABL Creditors” means, collectively, the “Lenders” and the other “Secured Parties”, each as defined in the ABL Agreement.

“ABL DIP Financing” has the meaning set forth in Section 5.2(a).

“ABL Documents” means the ABL Agreement, each ABL Security Document, each ABL Guarantee and each other “Loan Document” as defined in the ABL Agreement.

“ABL Excess Amount” shall have the meaning assigned to such term in the definition of “ABL Obligations”.

“ABL Guarantee” means any guarantee by any Loan Party of any or all of the ABL Obligations.

“ABL Lien” means any Lien created by the ABL Security Documents.

“ABL Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the ABL Agreement or any ABL DIP Financing by the ABL Creditors, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the ABL Agreement, (c) all Swap Obligations, (d) all Banking Services Obligations and (e) all guarantee obligations, indemnities (other than Unasserted Contingent Obligations), fees, expenses and other amounts payable from time to time pursuant to the ABL Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding.  To the extent any payment with respect to any ABL Obligation (whether by or on behalf of any Loan Party, as Proceeds of Collateral, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Notes Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Notes Secured Parties with respect to such amounts, be deemed to be reinstated and outstanding as if such payment had not occurred.  Notwithstanding the foregoing or any other provision of this Agreement, if the sum of the ABL Obligations consisting of, without duplication, (i) the principal amount of loans under the ABL Agreement and the other ABL Documents, or under any ABL DIP Financing, and (ii) the aggregate face amount of all outstanding letters of credit issued or deemed issued under, or otherwise secured under, the ABL Agreement and the other ABL Documents, or under any ABL DIP Financing (all such ABL Obligations described in clauses (i) and (ii) above being collectively referred to herein as the “Capped ABL Obligations”), exceeds the sum of $80,000,000 minus the amount of any permanent commitment reductions under the ABL Agreement as a result of the prepayment of such obligations with the net proceeds from any asset dispositions (for the avoidance of doubt, other than as a result of any replacement, refunding or refinancing of an ABL Obligation) (the “ABL Cap Amount”), then the portion of the Capped ABL Obligations exceeding the ABL Cap Amount (such portion being referred to herein as the “ABL Excess Amount”), and all interest, premiums, reimbursement obligations and other amounts in respect of such ABL Excess Amount, shall be secured by the ABL Security Documents but shall not constitute “ABL Obligations” for all purposes of this Agreement.

“ABL Obligations Payment Date” means the first date on which (a) the ABL Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the ABL Documents), (b) all commitments to extend credit under the ABL Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under, or Swap Obligations or Banking Services Obligations secured by, the ABL Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the ABL Documents), and (d) so long as the Notes Obligations Payment Date shall not have occurred, the ABL Representative has delivered a written notice to the Notes Representative stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the ABL Secured Parties.  Notwithstanding the foregoing, if at any time within 90 days after the ABL Obligations Payment Date has occurred, the Borrower enters into any refinancing or replacement of any ABL Agreement which refinancing or replacement is permitted hereby and under the Notes Documents, then such ABL Obligations Payment Date shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such ABL Agreement and the related ABL Documents shall automatically be treated as ABL Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the collateral agent under such ABL Documents shall be the ABL Representative for all purposes of this Agreement.  Upon receipt of a notice within such time period stating that the Borrower has entered into such new ABL Agreement (which notice shall include the identity of the new collateral agent, such collateral agent, the “New ABL Agent”), the Notes Representative shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) at the Loan Parties’ expense as such New ABL Agent may reasonably request in order to provide to the New ABL Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

“ABL Priority Collateral” means all Collateral consisting of the following:

(a)           all Accounts;

(b)           all Inventory (including As-Extracted Collateral);

(c)           all Trucks;

(d)           all Instruments;

(e)           all Documents;

(f)           all Chattel Paper;

(g)          all Deposit Accounts (other than the Asset Sale Proceeds Account) with any bank or other financial institution (including all cash, cash equivalents, financial assets, negotiable instruments and other evidence of payment, and other funds on deposit therein or credited thereto);

(h)          all Securities Accounts (other than the Asset Sale Proceeds Account) with any securities intermediary (including any and all Investment Property and all funds or other property held therein or credited thereto);

(i)           all Commodity Accounts with any commodities intermediary (including any and all commodity contracts and all funds and other property held therein or credited thereto);

(j)           all Letter of Credit Rights;

(k)          all General Intangibles (other than Intellectual Property and Capital Stock in Subsidiaries of Borrower);

(l)           all As-Extracted Collateral;

(m)         all accessions to, substitutions for and replacements of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto; and

(n)          to the extent not otherwise included, all Proceeds (including without limitation, all insurance proceeds), Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that, (i) any Collateral, regardless of type, received in exchange for ABL Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the ABL Agreement and this Agreement shall be treated as ABL Priority Collateral under this Agreement, the Notes Security Documents and the ABL Security Documents; (ii) any Collateral of the type that constitutes ABL Priority Collateral, if received in exchange for Notes Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the Indenture and this Agreement, shall be treated as Notes Priority Collateral under this Agreement, the Notes Security Documents and the ABL Security Documents; and (iii) ABL Priority Collateral shall exclude all Notes Priority Collateral (other than Notes Priority Collateral which is treated as ABL Priority Collateral as set forth in the proviso (i) above), it being understood and agreed that the ABL Secured Parties remain entitled to the benefit of their second priority Lien in any such Collateral.

“ABL Representative” has the meaning set forth in the introductory paragraph hereof.  In the case of any Replacement ABL Agreement, the ABL Representative shall be the Person identified as administrative agent or other representative in such Agreement.

“ABL Secured Parties” means the ABL Representative, the ABL Creditors and any other holders of the ABL Obligations.

“ABL Security Documents” means the “Collateral Documents” as defined in the ABL Agreement, and any other documents that are designated under the ABL Agreement as “ABL Security Documents” for purposes of this Agreement.

“Access Period” means, with respect to any Real Property or Equipment constituting Notes Priority Collateral, the period, following the commencement of any Enforcement Action, which begins on the earlier of (a) the day on which the ABL Representative provides the Notes Representative with the written notice of its election to request access to such Real Property or Equipment constituting Notes Priority Collateral pursuant to Section 3.4(c) and (b) the day on which the ABL Representative receives written notice from the Notes Representative that the Notes Representative (or its agent) has obtained possession or control of such Real Property or Equipment constituting Notes Priority Collateral or has, through the exercise of remedies or otherwise, sold or otherwise transferred such Real Property or Equipment constituting Notes Priority Collateral to any third party purchaser or transferee, and ends on the earliest of (i) the day which is 120 days after such date (the “Initial Access Date”) plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited from exercising remedies with respect to associated ABL Priority Collateral, (ii) the date on which all or substantially all of the ABL Priority Collateral associated with such Real Property or Equipment constituting Notes Priority Collateral is sold, collected or liquidated, (iii) the ABL Obligations Payment Date and (iv) the date on which the default which resulted in such Enforcement Action has been cured to the satisfaction of the ABL Representative or waived in writing.

“Additional ABL Agreement” means any agreement approved for designation as such by the ABL Representative, the Notes Representative and the Borrower.

“Additional Indenture” means any agreement approved for designation as such by the ABL Representative, the Notes Representative and the Borrower.

“Asset Sale Proceeds Account” means one or more Deposit Accounts or Securities Accounts together with the cash, cash equivalents, financial assets, negotiable instruments and other evidence of payment, and other funds on deposit therein or credited thereto, to the extent consisting solely of Notes Priority Collateral.

“Banking Services” means each and any of the following bank services provided to any Loan Party by any ABL Secured Party (or any of its affiliates):  (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards and (c) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).

“Banking Services Obligations” means, with respect to any Loan Party, any and all obligations of such Loan Party owed to any ABL Secured Party (or any of its affiliates), whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrower” has the meaning set forth in the first WHEREAS clause above.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited and however designated, whether voting or non-voting), and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, the issuing Person.

“Capped ABL Obligations” has the meaning assigned to such term in the definition of “ABL Obligations”.

“Collateral” means, collectively, all ABL Collateral and all Notes Collateral.

“Common Collateral” means all Collateral that constitutes both ABL Collateral and Notes Collateral.

“Comparable Security Document” means, in relation to any Senior Collateral subject to any Senior Security Document, that Junior Security Document that creates a security interest in the same Senior Collateral, granted by the same Loan Party, as applicable.

“Copyright Licenses” means any and all agreements granting any right in, to or under Copyrights (whether a Loan Party is licensee or licensor thereunder).

“Copyrights” means all right, title, and interest in and to the following:  (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) the right to sue for past, present, and future infringements of any of the foregoing; and (d) all rights corresponding to any of the foregoing throughout the world.

“Enforcement Action” means, with respect to the ABL Obligations or the Notes Obligations, the exercise of any rights and remedies against, or to realize upon, to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the ABL Documents or the Notes Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Existing ABL Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Indenture” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Indenture” means the collective reference to (a) the Existing Indenture, (b) any Additional Indenture and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Indenture, any Additional Indenture or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a Indenture hereunder (a “Replacement Indenture”).  Any reference to the Indenture hereunder shall be deemed a reference to any Indenture then extant.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Intellectual Property” means, collectively, all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses, trade secrets and Internet domain names, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Junior Collateral” shall mean with respect to any Junior Secured Party, any Collateral on which it has a Junior Lien.

“Junior Documents” shall mean, collectively, with respect to any Junior Obligations, any provision pertaining to such Junior Obligation in any Loan Document or any other document, instrument or certificate evidencing or delivered in connection with such Junior Obligation.

“Junior Liens” shall mean (a) with respect to any ABL Priority Collateral, all Liens securing the Notes Obligations, and (b) with respect to any Notes Priority Collateral, all Liens securing the ABL Obligations.

“Junior Obligations” shall mean (a) with respect to any ABL Priority Collateral, all Notes Obligations and (b) with respect to any Notes Priority Collateral, all ABL Obligations.

“Junior Representative” shall mean (a) with respect to any ABL Obligations or any ABL Priority Collateral, the Notes Representative and (b) with respect to any Notes Obligations or any Notes Priority Collateral, the ABL Representative.

“Junior Secured Parties” shall mean (a) with respect to the ABL Priority Collateral, all Notes Secured Parties and (b) with respect to the Notes Priority Collateral, all ABL Secured Parties.

“Junior Security Documents” shall mean with respect to any Junior Secured Party, the Security Documents that secure the Junior Obligations.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” means with respect to any Lien of the ABL Representative or Notes Representative in the Common Collateral, the order of priority of such Lien specified in Section 2.1.

“Loan Documents” shall mean, collectively, the ABL Documents and the Notes Documents.

“Loan Party” means Borrower and each direct or indirect affiliate or shareholder (or equivalent) of Borrower or any of its affiliates that is now or hereafter becomes a party to any ABL Document.  All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

“Material Real Property” means, with respect to a Loan Party, each parcel of fee owned Real Property (or any interest in owned Real Property) with a net book value equal to or greater than $700,000.

“Notes Collateral” means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted to any Notes Secured Party as security for any Notes Obligation.

“Notes Creditors” means the “Holders” and the other “Noteholder Secured Parties”, each as defined in the Indenture.

“Notes DIP Financing” has the meaning set forth in Section 5.2(b).

“Notes Documents” means each Note, each Indenture, each Notes Security Document, each Notes Guarantee and each other “Note Document” as defined in the Indenture.

“Notes Guarantee” means any guarantee by any Loan Party of any or all of the Notes Obligations.

“Notes Lien” means any Lien created by the Notes Security Documents.

“Notes Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Notes and the Indenture or any Notes DIP Financing by the Notes Creditors, and (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Notes Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding.  To the extent any payment with respect to any Notes Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Notes Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Notes Obligations Payment Date” means the first date on which (a) the Notes Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full, (b) all commitments to extend credit under the Notes Documents have been terminated, and (c) so long as the ABL Obligations Payment Date shall not have occurred, the Notes Representative has delivered a written notice to the ABL Representative stating that the events described in clauses (a) and (b) have occurred to the satisfaction of the Notes Secured Parties.  Notwithstanding the foregoing, if at any time within 90 days after the Notes Obligations Payment Date has occurred, the Borrower enters into any refinancing or replacement of any Indenture which refinancing or replacement is permitted hereby and under the ABL Documents, then such Notes Obligations Payment Date shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Indenture and the related Notes Documents shall automatically be treated as Notes Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the collateral agent under such Notes Documents shall be the Notes Representative for all purposes of this Agreement.  Upon receipt of a notice within such time period stating that the Borrower has entered into a new Indenture (which notice shall include the identity of the new collateral agent, such collateral agent, the “New Notes Agent”), the ABL Representative shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) at the Loan Parties’ expense as such New Notes Agent may reasonably request in order to provide to the New Notes Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

“Notes Priority Collateral” means all Collateral consisting of the following: (a) all Equipment (other than Trucks), (b) all Capital Stock in any Subsidiary of Borrower, (c) all Intellectual Property, (d) all Material Real Property, (e) the Asset Sale Proceeds Account, (f) all other Notes Collateral that is not ABL Priority Collateral, (g) all accessions to, substitutions for and replacements of the foregoing, together with all books and records, computer files, programs, printouts and other computer materials and records related thereto (other than to the extent constituting ABL Priority Collateral), and (h) to the extent not otherwise included, all Proceeds (including without limitation, all insurance proceeds), Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that (i) any Collateral, regardless of type, received in exchange for Notes Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the Indenture and this Agreement shall be treated as Notes Priority Collateral under this Agreement, the Notes Security Documents and the ABL Security Documents; (ii) any Collateral of the type that constitutes Notes Priority Collateral, if received in exchange for ABL Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the ABL Agreement and this Agreement, shall be treated as ABL Priority Collateral under this Agreement, the Notes Security Documents and the ABL Security Documents; and (iii) Notes Priority Collateral shall exclude all ABL Priority Collateral (other than ABL Priority Collateral which is treated as Notes Priority Collateral as set forth in the proviso (i) above), it being understood and agreed that the Notes Secured Parties remain entitled to the benefit of their second priority Lien in any such Collateral.

“Notes Representative” has the meaning set forth in the introductory paragraph hereof.  In the case of any Replacement Indenture, the Notes Representative shall be the Person identified as trustee or other representative in such Agreement.

“Notes Secured Parties” means the Notes Representative, the Notes Creditors and any other holders of the Notes Obligations.

“Notes Security Documents” means the “Security Documents” as defined in the Indenture and any documents that are designated under the Indenture as “Notes Security Documents” for purposes of this Agreement.

“Patent License” means all agreements granting any right in, to, or under Patents (whether any Loan Party is licensee or licensor thereunder).

“Patents” means all right, title, and interest in and to:  (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, extensions, and continuations-in-part thereof; (d) all rights to sue for past, present, and future infringements thereof; and (e) all rights corresponding to any of the foregoing throughout the world.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Priority Collateral” means the ABL Priority Collateral or the Notes Priority Collateral, as applicable.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Common Collateral, and (b) whatever is recoverable or recovered when any Common Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Real Property” means any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

“Replacement ABL Agreement” has the meaning set forth in the definition of “ABL Agreement.”

“Replacement Indenture” has the meaning set forth in the definition of “Indenture.”

“Secured Obligations” shall mean the ABL Obligations and the Notes Obligations.

“Secured Parties” means the ABL Secured Parties and the Notes Secured Parties.

“Security Documents” means, collectively, the ABL Security Documents and the Notes Security Documents.

“Senior Collateral” shall mean with respect to any Senior Secured Party, any Collateral on which it has a Senior Lien.

“Senior Documents” shall mean, collectively, with respect to any Senior Obligation, any provision pertaining to such Senior Obligation in any Loan Document or any other document, instrument or certificate evidencing or delivered in connection with such Senior Obligation.

“Senior Liens” shall mean (a) with respect to the ABL Priority Collateral, all Liens securing the ABL Obligations and (b) with respect to the Notes Priority Collateral, all Liens securing the Notes Obligations.

“Senior Obligations” shall mean (a) with respect to any ABL Priority Collateral, all ABL Obligations and (b) with respect to any Notes Priority Collateral, all Notes Obligations.

“Senior Obligations Payment Date” shall mean (a) with respect to ABL Obligations, the ABL Obligations Payment Date and (b) with respect to any Notes Obligations, the Notes Obligations Payment Date.

“Senior Representative” shall mean (a) with respect to any ABL Priority Collateral, the ABL Representative and (b) with respect to any Notes Priority Collateral, the Notes Representative.

“Senior Secured Parties” shall mean (a) with respect to the ABL Priority Collateral, all ABL Secured Parties and (b) with respect to the Notes Priority Collateral, all Notes Secured Parties.

“Senior Security Documents” shall mean with respect to any Senior Secured Party, the Security Documents that secure the Senior Obligations owing to such Senior Secured Party.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent; provided, that Superior Materials Holdings LLC and its direct and indirect subsidiaries shall not be a Subsidiary of any Loan Party.

“Swap Obligations” means, with respect to any Loan Party, any and all obligations of such Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), owed to any ABL Creditor (or any of its affiliates) under (a) any and all agreements with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of the any of the foregoing.

“Trademark Licenses” means any and all agreements granting any right in or to Trademarks (whether a Loan Party is licensee or licensor thereunder).

“Trademarks” means all right, title, and interest in and to the following:  (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (d) all rights corresponding to any of the foregoing throughout the world.

“Trucks” means all ready-mix concrete trucks and the mixing drums affixed thereto owned by any Loan Party.

“Unasserted Contingent Obligations” shall mean, at any time, ABL Obligations or Notes Obligations, as applicable, for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any ABL Obligation or Notes Obligation, as applicable, and (b) with respect to ABL Obligations contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of ABL Obligations or Notes Obligations, as applicable, for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

1.3         Rules of Construction.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, restated, supplemented, modified, refinanced, replaced, renewed or otherwise extended (subject to any restrictions on such amendments, amendments and restatements, restatements, supplements, modifications, refinancings, replacements, renewals and extensions set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.       Lien Priority.

2.1         Lien Subordination.  Notwithstanding the date, manner or order of grant, attachment or perfection of any Junior Lien in respect of any Collateral or of any Senior Lien in respect of any Collateral and notwithstanding any provision of the UCC, any applicable law, any Security Document, any alleged or actual defect or deficiency in any of the foregoing or any other circumstance whatsoever, the Junior Representative, on behalf of each Junior Secured Party, in respect of such Collateral hereby agrees that:

(a)           any Senior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be and shall remain senior in all respects and prior to any Junior Lien in respect of such Collateral (whether or not such Senior Lien is subordinated to any Lien securing any other obligation); and

(b)           any Junior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Senior Lien in respect of such Collateral;

provided, that notwithstanding anything to the contrary contained in this Agreement, any ABL Liens on any ABL Priority Collateral, insofar as such ABL Liens secure any ABL Excess Amount, shall be junior and subordinate in all respects to all Notes Liens on any ABL Priority Collateral.

2.2         Prohibition on Contesting Liens.  In respect of any Collateral, the Junior Representative, on behalf of each Junior Secured Party, in respect of such Collateral agrees that it shall not, and hereby waives any right to:

(a)           contest, or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, perfection, validity or enforceability of any Senior Lien on such Collateral; or

(b)           demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Collateral or the Senior Liens on such Collateral, except to the extent that such rights are expressly granted in this Agreement.

2.3         Nature of Obligations.  The Notes Representative on behalf of itself and the other Notes Secured Parties acknowledges that a portion of the ABL Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, extended, renewed, replaced or refinanced, in each event, without notice to or consent by the Notes Secured Parties and without affecting the provisions hereof.  The ABL Representative on behalf of itself and the other ABL Secured Parties acknowledges that Notes Obligations may be extended, renewed, replaced or refinanced without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof.  The Lien Priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Notes Obligations, or any portion thereof.

2.4         No New Liens.  (a) Until the ABL Obligations Payment Date, no Notes Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Notes Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein.  If any Notes Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any Notes Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein, then the Notes Representative (or the relevant Notes Secured Party) shall, without the need for any further consent of any other Notes Secured Party and notwithstanding anything to the contrary in any other Notes Document be deemed to also hold and have held such lien for the benefit of the ABL Representative as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Representative in writing of the existence of such Lien.

(b)           Until the Notes Obligations Payment Date, no ABL Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of the Notes Representative under the Notes Documents, subject to the Lien Priority set forth herein.  If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of the Notes Representative under the Notes Documents, subject to the Lien Priority set forth herein, then the ABL Representative (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such lien for the benefit of the Notes Representative as security for the Notes Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Notes Representative in writing of the existence of such Lien.

2.5         Separate Grants of Security and Separate Classification.  Each Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the ABL Security Documents and the Notes Security Documents constitute two separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Common Collateral, the Notes Obligations are fundamentally different from the ABL Obligations and should be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Notes Secured Parties in respect of the Common Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Notes Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Notes Obligation claims against the Loan Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties), the ABL Secured Parties or the Notes Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Notes Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

2.6         Agreements Regarding Actions to Perfect Liens.  (a) The ABL Representative agrees on behalf of itself and the other ABL Secured Parties that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or thereafter filed against Real Property in favor of or for the benefit of the ABL Representative shall contain the following notation (or such other notation reasonably acceptable to the Notes Representative):  “The lien created by this mortgage on the real property described herein is junior and subordinate to the lien on such real property created by any mortgage, deed of trust or similar instrument now or hereafter granted to [INSERT NAME OF THEN APPLICABLE NOTES REPRESENTATIVE], as Notes Representative, in accordance with the provisions of the Intercreditor Agreement dated as of August 31 2010, as amended, restated, amended and restated, modified, supplemented, renewed or replaced from time to time.”

(b)           Each of the ABL Representative and the Notes Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over, or is otherwise noted as a lienholder on any certificate of title constituting, Common Collateral pursuant to the ABL Security Documents or the Notes Security Documents, as applicable, the ABL Representative and the Notes Representative, as applicable, each agree to hold or control such Common Collateral as bailee and as non-fiduciary agent for the Notes Representative or the ABL Representative, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 9-313(c), 9-104, 9-105, 9-106, and 9-107 of the UCC and applicable certificate of title laws), solely for the purpose of perfecting the security interest (including any second-priority security interest) granted under the Notes Documents or the ABL Documents, as applicable, subject to the terms and conditions of this Section 2.6 (either the ABL Representative or the Notes Representative in such capacity, the “Control Representative”).  Nothing in this Section 2.6 shall be construed to impose any duty on the ABL Representative or the Notes Representative (or any third party acting on either such Person’s behalf) or create any fiduciary relationship with respect to such Common Collateral or provide the Notes Representative, any other Notes Secured Party, the ABL Representative or any other ABL Secured Party, as applicable, with any rights with respect to such Common Collateral beyond those specified in this Agreement, the ABL Security Documents and the Notes Security Documents, as applicable, provided that subsequent to the occurrence of the ABL Obligations Payment Date (so long as the Notes Obligations Payment Date shall not have occurred), the ABL Representative shall (i) deliver to the Notes Representative, at the Loan Parties’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Notes Documents or (ii) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; provided, further, that subsequent to the occurrence of the Notes Obligations Payment Date (so long as the ABL Obligations Payment Date shall not have occurred), the Notes Representative shall (A) deliver to the ABL Representative, at the Loan Parties’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the ABL Documents or (B) direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties and the Notes Secured Parties and shall not impose on the ABL Secured Parties or the Notes Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

(c)           The ABL Representative hereby agrees that after the ABL Obligations Payment Date and upon the written request of the Notes Representative, to the extent that the applicable control agreement is in full force and effect and has not been terminated, the ABL Representative shall continue to act as the Control Representative for the Notes Representative (solely for the purpose of perfecting the security interest granted under the Notes Documents and at the expense of Loan Parties) with respect to the deposit account or securities account that is the subject of such control agreement, until the earlier to occur of (i) 30 days after the ABL Obligations Payment Date and (ii) the date when a control agreement is executed in favor of the Notes Representative with respect to such deposit account or securities account. The Notes Representative hereby agrees that after the Notes Obligations Payment Date and upon the written request of the ABL Representative, to the extent that the applicable control agreement is in full force and effect and has not been terminated, the Notes Representative shall continue to act as the Control Representative for the ABL Representative (solely for the purpose of perfecting the security interest granted under the ABL Documents and at the expense of Loan Parties) with respect to the deposit account or securities account that is the subject of such control agreement, until the earlier to occur of (1) 30 days after the Notes Obligations Payment Date and (2) the date when a control agreement is executed in favor of the ABL Representative with respect to such deposit account or securities account.

(d)           Until the Notes Obligations Payment Date, the ABL Representative agrees that to the extent it is in possession of any Common Collateral constituting Notes Priority Collateral, promptly upon the request of the Notes Representative at any time prior to the Notes Obligations Payment Date, the ABL Representative shall deliver to the Notes Representative any such Notes Priority Collateral held by it, and shall use commercially reasonable efforts to cause each ABL Creditor known to it to be holding such Notes Priority Collateral to deliver the same to the Notes Representative, together with any necessary endorsements without warranty or representation of any kind (or otherwise allow the Notes Representative to obtain control of such Notes Priority Collateral).

(e)           Until the ABL Obligations Payment Date, the Notes Representative agrees that to the extent it is in possession of any Common Collateral constituting ABL Priority Collateral, promptly upon the request of the ABL Representative at any time prior to the ABL Obligations Payment Date, the Notes Representative shall deliver to the ABL Representative any such ABL Priority Collateral held by it, and shall use commercially reasonable efforts to cause each Notes Creditor known to it to be holding such ABL Priority Collateral to deliver the same to the ABL Representative, together with any necessary endorsements without warranty or representation of any kind (or otherwise allow the ABL Representative to obtain control of such ABL Priority Collateral).

(f)           The ABL Representative shall have no obligation whatsoever to the Notes Representative or any Notes Creditor to ensure that the Common Collateral is genuine or owned by any Loan Party or to preserve rights or benefits of any person except as expressly set forth in this Section 2.6.  The duties or responsibilities of the ABL Representative under this Section 2.6 shall be limited solely to holding or controlling the Common Collateral as bailee and non-fiduciary agent in accordance with this Section 2.6 and delivering the Common Collateral upon the ABL Obligations Payment Date as provided in this Section 2.6. The Notes Representative shall have no obligation whatsoever to the ABL Representative or any ABL Creditor to ensure that the Common Collateral is genuine or owned by any Loan Party or to preserve rights or benefits of any person except as expressly set forth in this Section 2.6.  The duties or responsibilities of the Notes Representative under this Section 2.6 shall be limited solely to holding or controlling the Common Collateral as bailee and non-fiduciary agent in accordance with this Section 2.6 and delivering the Common Collateral upon the Notes Obligations Payment Date as provided in this Section 2.6.

SECTION 3.       Enforcement Rights.

3.1         Exclusive Enforcement.  Until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Senior Secured Parties shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt) with respect to the Senior Collateral, without any consultation with or consent of any Junior Secured Party, but subject to the proviso set forth in Section 5.1.  Upon the occurrence and during the continuance of a default or an event of default under the Senior Documents, the Senior Representative and the other Senior Secured Parties may take and continue any Enforcement Action with respect to the Senior Obligations and the Senior Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the Senior Documents.  Notwithstanding the foregoing, any Junior Representative may, subject to Section 3.2, take all such actions as it shall deem necessary to (i) perfect or continue the perfection of its Junior Liens or (ii) to create, preserve or protect (but not enforce) the Junior Liens on any Collateral.

3.2         Standstill and Waivers.  Each Junior Representative, on behalf of itself and the other Junior Secured Parties, agrees that, until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, but subject to the proviso set forth in Section 5.1:

(a)           they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien on any Senior Collateral that secures any Junior Obligation pari passu with or senior to, or to give any Junior Secured Party any preference or priority relative to, the Liens on the Senior Collateral securing the Senior Obligations;

(b)           they will not, directly or indirectly, contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Senior Collateral by any Senior Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of the Senior Collateral by or on behalf of any Senior Secured Party;

(c)           they have no right to (x) direct either the Senior Representative or any other Senior Secured Party to exercise any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents in respect of the Senior Collateral or (y) consent or object to the exercise by the Senior Representative or any other Senior Secured Party of any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents with respect to the Senior Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a junior lien creditor in respect of the Senior Collateral or otherwise, they hereby irrevocably waive such right);

(d)           they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no Senior Secured Party shall be liable for, any action taken or omitted to be taken by any Senior Secured Party with respect to the Senior Collateral or pursuant to the Senior Documents in respect of the Senior Collateral;

(e)           they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Senior Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Senior Collateral; and

(f)           they will not seek, and hereby waive any right, to have the Senior Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Senior Collateral.

3.3         Judgment Creditors.  In the event that any Notes Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Liens and the ABL Obligations) to the same extent as all other Liens securing the Notes Obligations are subject to the terms of this Agreement.  In the event that any ABL Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Notes Liens and the Notes Obligations) to the same extent as all other Liens securing the ABL Obligations are subject to the terms of this Agreement.

3.4         Cooperation; Sharing of Information and Access.  (a) The Notes Representative, on behalf of itself and the other Notes Secured Parties, agrees that each of them shall take such actions as the ABL Representative shall request in connection with the exercise by the ABL Secured Parties of their rights set forth herein in respect of the ABL Priority Collateral.  The ABL Representative, on behalf of itself and the other ABL Secured Parties, agrees that each of them shall take such actions as the Notes Representative shall request in connection with the exercise by the Notes Secured Parties of their rights set forth herein in respect of the Notes Priority Collateral.

(b)           In the event that the ABL Representative shall, in the exercise of its rights under the ABL Security Documents or otherwise, receive possession or control of any books and Records of any Loan Party which contain information identifying or pertaining to the Notes Priority Collateral, the ABL Representative shall promptly notify the Notes Representative of such fact and, upon request from the Notes Representative and as promptly as practicable thereafter, either make available to the Notes Representative such books and Records for inspection and duplication or provide to the Notes Representative copies thereof.  In the event that the Notes Representative shall, in the exercise of its rights under the Notes Security Documents or otherwise, receive possession or control of any books and Records of any Loan Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Notes Representative shall promptly notify the ABL Representative of such fact and, upon request from the ABL Representative and as promptly as practicable thereafter, either make available to the ABL Representative such books and Records for inspection and duplication or provide the ABL Representative copies thereof.  The Notes Representative hereby irrevocably grants the ABL Representative an non-exclusive worldwide license or right to use, to the maximum extent permitted by applicable law and to the extent of the Notes Representative’s interest therein, exercisable without payment of royalty or other compensation, to use any of the Intellectual Property incorporated in or relating to the ABL Priority Collateral and now or hereafter owned by, licensed to, or otherwise used by the Loan Parties in order for ABL Representative and the other ABL Secured Parties to purchase, use, market, repossess, possess, store, assemble, manufacture, process, sell, transfer, distribute or otherwise dispose of any asset included in the ABL Priority Collateral in connection with the liquidation, disposition or realization upon the ABL Priority Collateral in accordance with the terms and conditions of the ABL Security Documents and the other ABL Documents.  Nothing contained in this Section 3.4 shall restrict the rights of the Notes Representative from selling, assigning or otherwise transferring any of the Loan Parties’ Intellectual Property; provided, that the Notes Representative agrees that any sale, transfer or other disposition of any of the Loan Parties’ Intellectual Property (whether by foreclosure or otherwise) will be subject to the ABL Representative’s rights as set forth in this Section 3.4.  The ABL Representative acknowledges that with respect to the Intellectual Property subject to the foregoing license, the Notes Representative or third party purchaser, as owner of such Intellectual Property, shall have such rights of quality control (“quality” being the relevant Loan Party’s standards in effect immediately prior to ABL Representative’s use of the relevant Intellectual Property) and inspection to the extent reasonably necessary pursuant to applicable law to maintain the validity and enforceability of such Intellectual Property, provided, that if the Notes Representative elects to exercise such quality control and/or inspection rights it may retain professionals to do so at the expense of the Loan Parties.

(c)           If the Notes Representative, or any agent or representative of the Notes Representative, or any receiver, shall, after the commencement of any Enforcement Action, obtain possession or physical control of any of the Notes Priority Collateral (or sells or otherwise transfers any of the Notes Priority Collateral to a third party purchaser or transferee without first obtaining possession or physical control), the Notes Representative shall promptly notify the ABL Representative in writing of that fact, and the ABL Representative shall, within ten Business Days thereafter, notify the Notes Representative in writing as to whether the ABL Representative desires to exercise access rights under this Agreement.  In addition, if the ABL Representative, or any agent or representative of the ABL Representative, or any receiver, shall obtain possession or physical control of any of the Notes Priority Collateral in connection with an Enforcement Action, then the ABL Representative shall promptly notify the Notes Representative that the ABL Representative is exercising its access rights under this Agreement and its rights under Section 3.4 under either circumstance.  Upon delivery of such notice by the ABL Representative to the Notes Representative, the parties shall confer in good faith to coordinate with respect to the ABL Representative’s exercise of such access rights, with such access rights to apply to any Real Property or Equipment constituting Notes Priority Collateral access to which is reasonably necessary to enable the ABL Representative during normal business hours to convert ABL Priority Collateral consisting of raw materials and work-in-process into saleable finished goods and/or to transport such ABL Priority Collateral to a point where such conversion can occur, to otherwise prepare ABL Priority Collateral for sale and/or to arrange or effect the sale of ABL Priority Collateral, all in accordance with the manner in which such matters are completed in the ordinary course of business.  Consistent with the definition of “Access Period,” access rights will apply to differing parcels of Real Property or items of Equipment constituting Notes Priority Collateral at differing times, in which case, a differing Access Period will apply to each such parcel of Real Property and each such item of Equipment.  During any pertinent Access Period, the ABL Representative and its agents, representatives and designees shall have a non-exclusive right to have access to, and a rent-free right to use, the relevant Real Property or Equipment constituting Notes Priority Collateral for the purposes described above.  The ABL Representative shall take proper and reasonable care of any Notes Priority Collateral that is used by the ABL Representative during the Access Period and shall repair at its expense (without waiving any rights of reimbursement from the Loan Parties) and replace any damage (ordinary wear-and-tear excepted) caused by any act or omission of the ABL Representative or its agents, representatives or designees and leave such Notes Priority Collateral in a condition substantially similar (ordinary wear and tear excepted) to the condition of such Notes Priority Collateral immediately prior to the date of commencement of the use thereof by the ABL Representative.  The ABL Representative shall comply with all applicable laws in connection with its use or occupancy or possession of the ABL Priority Collateral.  The ABL Representative shall indemnify and hold harmless the Notes Representative and the Notes Creditors for any injury or damage to Persons or property (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under its control; provided, however, that the ABL Representative and the ABL Creditors will not be liable for any diminution in the value of Notes Priority Collateral caused by the absence of the ABL Priority Collateral therefrom.  The ABL Representative, for itself and on behalf of the ABL Secured Parties, hereby acknowledges that, during the period any Notes Priority Collateral shall be under control or possession of the Notes Representative or the other Notes Creditors, the Notes Representatives and other Notes Creditors shall not be obligated to take any action to protect or to procure insurance with respect to any ABL Priority Collateral that may be located on or in the Notes Priority Collateral, it being understood that the Notes Representative and other Notes Creditors shall have no responsibility for loss or damage to the ABL Priority Collateral (other than as a result of the gross negligence or willful misconduct of the Notes Representative and/or the other Notes Creditors or their agents) and that risk of loss or damage to the ABL Priority Collateral shall remain with ABL Representative and the ABL Secured Parties.  The ABL Representative and the Notes Representative shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of Notes Representative to show the Notes Priority Collateral to prospective purchasers and to ready the Notes Priority Collateral for sale.  Consistent with the definition of the term “Access Period,” if any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the ABL Representative from exercising any of its rights hereunder, then the Access Period granted to the ABL Representative under this Section 3.4 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 3.4.  If any Notes Priority Collateral is sold or otherwise transferred to a third party purchaser or transferee, the Notes Representative shall expressly condition such sale or other transfer on such purchaser’s or transferee’s agreement to grant the ABL Representative the access rights otherwise applicable pursuant to this Agreement.

3.5         No Additional Rights For the Loan Parties Hereunder.  Except as provided in Section 3.6 hereof, if any ABL Secured Party or Notes Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any ABL Secured Party or Notes Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Notes Secured Party.

3.6         Actions Upon Breach.  (a) If any ABL Secured Party or Notes Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the ABL Representative or the Notes Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party or Notes Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

(b)           Should any ABL Secured Party or Notes Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any ABL Secured Party or Notes Secured Party (in its own name or in the name of the relevant Loan Party), as applicable, or the relevant Loan Party, may obtain relief against such ABL Secured Party or Notes Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the ABL Representative on behalf of each ABL Secured Party and the Notes Representative on behalf of each Notes Secured Party that (i) the ABL Secured Parties’ or Notes Secured Parties’, as applicable, damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Notes Secured Party or ABL Secured Party, as applicable, waives any defense that the Loan Parties and/or the Notes Secured Parties and/or ABL Secured Parties, as applicable, cannot demonstrate damage and/or be made whole by the awarding of damages.

SECTION 4.       Application of Proceeds of Senior Collateral; Dispositions and Releases of Lien; Notices and Insurance.

4.1         Application of Proceeds.

(a)           Application of Proceeds of Senior Collateral.  Subject to clause (d) below, whether or not any Insolvency Proceeding has been commenced by or against any Loan Party and whether or not any default or event of default under the Senior Documents has occurred, the Senior Representative and Junior Representative hereby agree that all Senior Collateral, and all Proceeds thereof, received by either of them in connection with the collection, sale or disposition of Senior Collateral constituting an Enforcement Action shall be applied, first, to the payment of costs and expenses (including reasonable attorneys fees and expenses and court costs) of the Senior Secured Parties in connection with such Enforcement Action,

second, to the payment of the Senior Obligations in accordance with the Senior Documents until the Senior Obligations Payment Date,

third, to the payment of the Junior Obligations in accordance with the Junior Documents until the Junior Obligations Payment Date,

fourth, in respect of ABL Collateral or Proceeds thereof, to the payment of any ABL Excess Amount, and fifth, the balance, if any, to the Loan Parties or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b)           Limited Obligation or Liability.  In exercising remedies, whether as a secured creditor or otherwise, the Senior Representative shall have no obligation or liability to the Junior Representative or to any Junior Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

(c)           Segregation of Collateral; Turnover.  Until the occurrence of the Senior Obligations Payment Date, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, any Senior Collateral that may be received by any Junior Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Senior Representative, for the benefit of the Senior Secured Parties, in the same form as received with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct and each Junior Secured Party hereby authorizes the Senior Representative to make any such endorsements as agent for the Junior Representative (which authorization, being coupled with an interest, is irrevocable).

(d)           Mixed Collateral Proceeds.  Notwithstanding anything to the contrary contained above or in the definition of the ABL Priority Collateral or Notes Priority Collateral, in the event that proceeds of Common Collateral are received from (or are otherwise attributable to the value of) a sale or other disposition of Common Collateral that involves a combination of ABL Priority Collateral and Notes Priority Collateral, the portion of such proceeds that shall be allocated as proceeds of ABL Priority Collateral for purposes of this Agreement shall be an amount equal to the net book value of such ABL Priority Collateral (except in the case of Accounts which amount shall be equal to the face amount of such Accounts).  In addition, notwithstanding anything to the contrary contained above or in the definition of the ABL Priority Collateral or Term Loan Priority Collateral, to the extent proceeds of Collateral are proceeds received from (or are otherwise attributable to the value of) the sale or disposition of all or substantially all of the Capital Stock of any Subsidiary of Borrower which is a Loan Party or all or substantially all of the assets of any such Subsidiary, such proceeds shall constitute (1) first, in an amount equal to the face amount of the Accounts and the net book value of all other ABL Priority Collateral owned by such Subsidiary at the time of such sale, ABL Priority Collateral and (2) second, to the extent in excess of the amounts described in preceding clause (1), Term Loan Priority Collateral.

4.2         Releases of Liens.  Upon any release, sale or disposition of Senior Collateral permitted pursuant to the terms of the Senior Documents that results in the release of the Senior Lien on any Senior Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action) (other than release of the Senior Lien due to the occurrence of the Senior Obligations Payment Date), the Junior Lien on such Senior Collateral (excluding any portion of the proceeds of such Senior Collateral remaining after the Senior Obligations Payment Date occurs) shall be automatically and unconditionally released with no further consent or action of any Person.  The Junior Representative shall, at the Loan Parties’ expense, promptly execute and deliver such release documents and instruments and shall take such further actions as the Senior Representative shall request to evidence any release of the Junior Lien described in this Section 4.2.  The Junior Representative hereby appoints the Senior Representative and any officer or duly authorized person of the Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Junior Representative and in the name of the Junior Representative or in the Senior Representative’s own name, from time to time, in the Senior Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).  Until the Senior Obligations Payment Date occurs, to the extent that the Senior Secured Parties have released any Lien on Senior Collateral and any such Lien is later reinstated, then the Junior Secured Parties shall be granted a Junior Lien on any such Senior Collateral.

4.3         Certain Real Property Notices; Insurance.

(a)           The Notes Representative shall give the ABL Representative at least 30 days notice prior to commencing any Enforcement Action against any Real Property owned by any Loan Party at which ABL Priority Collateral is stored or otherwise located or to dispossess any Loan Party from such Real Property (it being understood that failure to give such notice shall not affect the effectiveness or validity of such Enforcement Action).

(b)           Proceeds of Common Collateral include insurance proceeds and therefore the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds.  The ABL Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to ABL Priority Collateral and the Notes Representative shall be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to Notes Priority Collateral.  The ABL Representative shall have the sole and exclusive right, as against the Notes Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral.  The Notes Representative shall have the sole and exclusive right, as against the ABL Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Notes Priority Collateral.  If, and to the extent of, any loss under an insurance policy that covers both ABL Priority Collateral and Notes Priority Collateral, the ABL Representative and the Notes Representative shall work jointly in good faith to adjust or settle under the applicable insurance policy.  Each of the Notes Representative and ABL Representative shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

SECTION 5.       Insolvency Proceedings.

5.1         Filing of Motions.  Until the Senior Obligations Payment Date has occurred, the Junior Representative agrees on behalf of itself and the other Junior Secured Parties that no Junior Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Senior Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Senior Representative (including the validity and enforceability thereof) or any other Senior Secured Party in respect of any Senior Collateral or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Junior Representative may (a) file a proof of claim in an Insolvency Proceeding, and (b) file any necessary responsive or defensive pleadings in opposition of any motion or other pleadings made by any Person objecting to or otherwise seeking the disallowance of any Person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Parties on the Senior Collateral, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Junior Representative imposed hereby.

5.2         Financing Matters.  (a) If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the ABL Obligations Payment Date, and if the ABL Representative or the other ABL Secured Parties desire to consent (or not object) to the use of ABL Priority Collateral constituting cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party secured by all or a portion of the ABL Priority Collateral (any such financing, “ABL DIP Financing”), then the Notes Representative agrees, on behalf of itself and the other Notes Secured Parties, that each Notes Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such ABL DIP Financing on the grounds of a failure to provide “adequate protection” for the Notes Representative’s Lien on the Notes Collateral to secure the Notes Obligations or on any other grounds (and will not request any adequate protection solely as a result of such ABL DIP Financing) and (ii) will subordinate (and will be deemed hereunder to have subordinated) the Notes Liens on any ABL Priority Collateral (A) to such ABL DIP Financing on the same terms as the ABL Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to the ABL Secured Parties and (C) to any “carve-out” for professional fees and customary fees and expenses agreed to by the ABL Representative or the other ABL Secured Parties and approved by the bankruptcy court, so long as (w) such ABL DIP Financing will not result in the Capped ABL Obligations exceeding the ABL Cap Amount, (x) the Notes Representative retains its Lien on the Notes Collateral to secure the Notes Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the Notes Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such ABL DIP Financing is junior and subordinate to the Lien of the Notes Representative on the Notes Priority Collateral, (y) all Liens on ABL Priority Collateral securing any such ABL DIP Financing shall be senior to or on a parity with the Liens of the ABL Representative and the other ABL Secured Parties securing the ABL Obligations on ABL Priority Collateral and (z) if the ABL Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the ABL Obligations, and such replacement or adequate protection Lien is on any of the Notes Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the Notes Priority Collateral (the “Notes Post-Petition Assets”) is junior and subordinate to the Lien in favor of the Notes Representative on the Notes Priority Collateral and (2) the Notes Representative also receives a replacement or adequate protection Lien on such Notes Post-Petition Assets of the debtor to secure the Notes Obligations.  In no event will any of the ABL Secured Parties seek to obtain a priming Lien on any of the Notes Priority Collateral and nothing contained herein shall be deemed to be a consent by Notes Secured Parties to any adequate protection payments using Notes Priority Collateral.

(b)           If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the Notes Obligations Payment Date, and if the Notes Representative or the other Notes Secured Parties desire to consent (or not object) or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party secured by all or a portion of the Notes Priority Collateral (any such financing, “Notes DIP Financing”), then the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that each ABL Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to such Notes DIP Financing on the grounds of a failure to provide “adequate protection” for the ABL Representative’s Lien on the ABL Collateral to secure the ABL Obligations or on any other grounds (and will not request any adequate protection solely as a result of such Notes DIP Financing) and (ii) will subordinate (and will be deemed hereunder to have subordinated) the ABL Liens on any Notes Priority Collateral (A) to such Notes DIP Financing on the same terms as the Notes Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to the Notes Secured Parties and (C) to any “carve-out” for professional fees and customary fees and expenses agreed to by the Notes Representative or the other Notes Secured Parties and approved by the bankruptcy court, so long as (x) the ABL Representative retains its Lien on the ABL Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under the Bankruptcy Code) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the Bankruptcy Code and any Lien securing such Notes DIP Financing is junior and subordinate to the Lien of the ABL Representative on the ABL Priority Collateral, (y) all Liens on Notes Priority Collateral securing any such Notes DIP Financing shall be senior to or on a parity with the Liens of the Notes Representative and the other Notes Secured Parties securing the Notes Obligations on Notes Priority Collateral and (z) if the Notes Representative receives a replacement or adequate protection Lien on post-petition assets of the debtor to secure the Notes Obligations, and such replacement or adequate protection Lien is on any of the ABL Priority Collateral, (1) such replacement or adequate protection Lien on such post-petition assets which are part of the ABL Priority Collateral (the “ABL Post-Petition Assets”) is junior and subordinate to the Lien in favor of the ABL Representative on the ABL Priority Collateral and (2) the ABL Representative also receives a replacement or adequate protection Lien on such ABL Post-Petition Assets of the debtor to secure the ABL Obligations.  In no event will any of the Notes Secured Parties seek to obtain a priming Lien on any of the ABL Priority Collateral, and nothing contained herein shall be deemed to be a consent by the ABL Secured Parties to any adequate protection payments using ABL Priority Collateral.

(c)           All Liens granted to the Notes Representative or the ABL Representative in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

5.3           Relief From the Automatic Stay.  Until the ABL Obligations Payment Date, the Notes Representative agrees, on behalf of itself and the other Notes Secured Parties, that none of them will seek (or support any other Person in seeking) relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any ABL Priority Collateral, without the prior written consent of the ABL Representative.  Until the Notes Obligations Payment Date, the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Notes Priority Collateral, without the prior written consent of the Notes Representative.  In addition, neither the Notes Representative nor the ABL Representative shall seek any relief from the automatic stay with respect to any Common Collateral without providing 30 days’ prior written notice to the other, unless otherwise agreed by both the ABL Representative and the Notes Representative.

5.4           No Contest.  The Junior Representative, on behalf of itself and the Junior Secured Parties, agrees that, prior to the Senior Obligations Payment Date, none of them shall contest (or support any other Person contesting) (a) any request by the Senior Representative or any Senior Secured Party for adequate protection of its interest in the Senior Collateral (unless in contravention of Section 5.2(a) or (b), as applicable), or (b) any objection by the Senior Representative or any Senior Secured Party to any motion, relief, action, or proceeding based on a claim by the Senior Representative or any Senior Secured Party that its interests in the Senior Collateral (unless in contravention of Section 5.2(a) or (b), as applicable) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Senior Representative as adequate protection of its interests are subject to this Agreement.

5.5           Avoidance Issues.  If any Senior Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Obligations Payment Date shall be deemed not to have occurred and to the extent that the ABL Cap Amount was decreased in connection with any such payment of ABL Obligations, the ABL Cap Amount shall be increased to such extent.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  The Junior Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6           Asset Dispositions in an Insolvency Proceeding.  Neither the Junior Representative nor any other Junior Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Senior Collateral that is supported by the Senior Secured Parties, and the Junior Representative and each other Junior Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Senior Collateral supported by the Senior Secured Parties and to have released their Liens on such assets; provided that this Section 5.6 shall not apply to any case of a sale or disposition of Real Property constituting Notes Priority Collateral unless the ABL Representative has received at least 60 days prior notice of the consummation of any such sale.

5.7           Other Matters.  To the extent that the Senior Representative or any Senior Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Junior Collateral, the Senior Representative agrees, on behalf of itself and the other Senior Secured Parties, not to assert any of such rights without the prior written consent of the Junior Representative; provided that if requested by the Junior Representative, the Senior Representative shall timely exercise such rights in the manner requested by the Junior Representative, including any rights to payments in respect of such rights.

5.8           Effectiveness in Insolvency Proceedings.  This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

SECTION 6.       Notes Documents and ABL Documents.

(a)           Each Loan Party and the Notes Representative, on behalf of itself and the Notes Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Notes Documents inconsistent with or in violation of this Agreement.

(b)           Each Loan Party and the ABL Representative, on behalf of itself and the ABL Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the ABL Documents inconsistent with or in violation of this Agreement.

(c)           In the event the Senior Representative enters into any amendment, waiver or consent in respect of any of the Senior Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Security Document (including any release of any Lien in favor of such Senior Secured Party) or changing in any manner the rights of any parties thereunder, in each case solely with respect to any Senior Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Security Document without the consent of or action by any Junior Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that, (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Junior Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) no such amendment, waiver or consent with respect to any provision applicable to the Junior Representative under the Junior Documents shall be made without the prior written consent of the Junior Representative, and (iii) notice of such amendment, waiver or consent shall be given to the Junior Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

SECTION 7.       Purchase Options.

7.1           Notice of Exercise.  (a) Upon the occurrence and during the continuance of an “Event of Default” under the ABL Documents, if such Event of Default remains uncured or unwaived for at least thirty (30) consecutive days and the requisite ABL Creditors have not agreed to forbear from the exercise of remedies, all or a portion of the Notes Creditors, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to the ABL Representative to purchase all (but not less than all) of the ABL Obligations from the ABL Secured Parties.  Such notice from such Notes Creditors to the ABL Representative shall be irrevocable.

(b)           Upon the occurrence and during the continuance of an “Event of Default” under the Notes Documents, if such Event of Default remains uncured or unwaived for at least thirty (30) consecutive days and the requisite Notes Creditors have not agreed to forbear from the exercise of remedies, all or a portion of the ABL Creditors, acting as a single group, shall have the option at any time upon five (5) Business Days’ prior written notice to the Notes Representative to purchase all (but not less than all) of the Notes Obligations from the Notes Secured Parties.  Such notice from such ABL Creditors to the Notes Representative shall be irrevocable.

7.2           Purchase and Sale.  (a) On the date specified by the relevant Notes Creditors in the notice contemplated by Section 7.1(a) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by the ABL Representative of the notice of the relevant Notes Creditor’s election to exercise such option), the ABL Lenders shall sell to the relevant Notes Creditors, and the relevant Notes Creditors shall purchase from the ABL Creditors, the ABL Obligations, provided that, the ABL Representative and the other ABL Secured Parties shall retain all rights to be indemnified or held harmless by the Loan Parties in accordance with the terms of the ABL Documents but shall not retain any rights to the security therefor.

(b)           On the date specified by the relevant ABL Creditors in the notice contemplated by Section 7.1(b) above (which shall not be less than five (5) Business Days, nor more than twenty (20) calendar days, after the receipt by the Notes Representative of the notice of the relevant ABL Creditor’s election to exercise such option), the Notes Creditors shall sell to the relevant ABL Creditors, and the relevant ABL Creditors shall purchase from the Notes Creditors, the Notes Obligations, provided that, the Notes Representative and the other Notes Secured Parties shall retain all rights to be indemnified or held harmless by the Loan Parties in accordance with the terms of the Notes Documents but shall not retain any rights to the security therefor.

7.3           Payment of Purchase Price.  Upon the date of such purchase and sale, the relevant Notes Creditors or the relevant ABL Creditors, as applicable, shall (a) pay to the ABL Representative for the benefit of the ABL Creditors (with respect to a purchase of the ABL Obligations) or to the Notes Representative for the benefit of the Notes Creditors (with respect to a purchase of the Notes Obligations) as the purchase price therefor the full amount of all the ABL Obligations or Notes Obligations, as applicable, then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses but specifically excluding any prepayment premium, make-whole, termination or similar fees), (b) with respect to a purchase of the ABL Obligations, furnish cash collateral to the ABL Representative in a manner and in such amounts as the ABL Representative determines is reasonably necessary to secure the ABL Representative, the ABL Secured Parties, letter of credit issuing banks and applicable affiliates in connection with any issued and outstanding letters of credit, Swap Obligations and Banking Service Obligations secured by the ABL Documents, (c) with respect to a purchase of the ABL Obligations, agree to reimburse the ABL Representative, the ABL Secured Parties and letter of credit issuing banks for any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the ABL Obligations, and/or as to which the ABL Representative has not yet received final payment, (d) agree to reimburse the ABL Secured Parties or the Notes Secured Parties, as applicable, and with respect to a purchase of the ABL Obligations letter of credit issuing banks, in respect of indemnification obligations of the Loan Parties under the ABL Documents or the Notes Documents, as applicable, as to matters or circumstances known to the ABL Representative or the Notes Representative, as applicable, at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the ABL Secured Parties, the Notes Secured Parties or letter of credit issuing banks, as applicable, and (e) agree to indemnify and hold harmless the ABL Secured Parties or the Notes Secured Parties, as applicable, and with respect to a purchase of the ABL Obligations letter of credit issuing banks, from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the ABL Obligations or the Notes Obligations, as applicable, as a direct result of any acts by any Notes Secured Party or any ABL Secured Party, as applicable, occurring after the date of such purchase.  Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account in New York, New York as the ABL Representative or the Notes Representative, as applicable, may designate in writing for such purpose.

7.4           Limitation on Representations and Warranties.  Such purchase shall be expressly made without representation or warranty of any kind by any selling party (or the ABL Representative or the Notes Representative) and without recourse of any kind, except that the selling party shall represent and warrant:  (a) the amount of the ABL Obligations or Notes Obligations, as applicable, being purchased from it, (b) that such ABL Secured Party or Notes Secured Party, as applicable, owns the ABL Obligations or Notes Obligations, as applicable, free and clear of any Liens or encumbrances and (c) that such ABL Secured Party or Notes Secured Party, as applicable, has the right to assign such ABL Obligations or Notes Obligations, as applicable, and the assignment is duly authorized.

SECTION 8.        Reliance; Waivers; etc.

8.1           Reliance.  The ABL Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The Notes Representative, on behalf of it itself and the other Notes Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the ABL Representative and the other ABL Secured Parties.  The Notes Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The ABL Representative, on behalf of itself and the other ABL Secured Parties, expressly waives all notices of the acceptance of and reliance on this Agreement by the Notes Representative and the other Notes Secured Parties.

8.2           No Warranties or Liability.  The Notes Representative and the ABL Representative acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any other ABL Document or any Notes Document.  Except as otherwise provided in this Agreement, the Notes Representative and the ABL Representative will be entitled to manage and supervise the respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3           No Waivers.  No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the ABL Documents or the Notes Documents.

SECTION 9.       Obligations Unconditional. For so long as this Agreement is in full force and effect, all rights, interests, agreements and obligations hereunder of the Senior Representative and the Senior Secured Parties in respect of any Collateral and the Junior Representative and the Junior Secured Parties in respect of such Collateral shall remain in full force and effect regardless of:

(a)           any lack of validity or enforceability of any Senior Document or any Junior Document and regardless of whether the Liens of the Senior Representative and Senior Secured Parties are not perfected or are voidable for any reason;

(b)           any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Document or any Junior Document;

(c)           any exchange, release or lack of perfection of any Lien on any Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations or any guarantee thereof;

(d)           the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e)           any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of any Secured Obligation or of any Junior Secured Party in respect of this Agreement.

SECTION 10.     Miscellaneous.

10.1         Rights of Subrogation.  The Notes Representative, for and on behalf of itself and the Notes Secured Parties, agrees that no payment to the ABL Representative or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Notes Representative or any Notes Secured Party to exercise any rights of subrogation in respect thereof until the ABL Obligations Payment Date.  Following the ABL Obligations Payment Date, the ABL Representative agrees to execute such documents, agreements, and instruments as the Notes Representative or any Notes Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Representative are paid by such Person upon request for payment thereof.  The ABL Representative, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to the Notes Representative or any Notes Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Representative or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Notes Obligations Payment Date.  Following the Notes Obligations Payment Date, the Notes Representative agrees to execute such documents, agreements, and instruments as the ABL Representative or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Notes Obligations resulting from payments to the Notes Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Notes Representative are paid by such Person upon request for payment thereof.

10.2         Further Assurances.  Each of the Notes Representative and the ABL Representative will, at the Loan Parties’ expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other party may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Representative or the Notes Representative to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2.

10.3         Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Notes Document, the provisions of this Agreement shall govern to the extent of such conflict.

10.4         Continuing Nature of Provisions.  Subject to Section 5.5, this Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the earlier of (a) the ABL Obligations Payment Date and (b) the Notes Obligations Payment Date.  This is a continuing agreement and the ABL Secured Parties and the Notes Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Loan Party on the faith hereof.

10.5         Amendments; Waivers.  (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the ABL Representative and the Notes Representative.  Each Loan Party agrees that this Agreement may be amended or modified by the ABL Representative and the Notes Representative without notice to, or the consent of, any Loan Party, provided no Loan Party shall be bound by any such amendment or modification that directly and adversely affects the rights or duties of such Loan Party in any material respect.

(b)           It is understood that the ABL Representative and the Notes Representative, without the consent of any other ABL Secured Party or Notes Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Loan Parties become ABL Obligations or Notes Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes ABL Obligations or Notes Obligations, provided, that such Additional Debt is permitted to be incurred by the ABL Agreement and Indenture then extant, and is permitted by said Agreements to be subject to the provisions of this Agreement as ABL Obligations or Notes Obligations, as applicable.

10.6         Information Concerning Financial Condition of the Loan Parties.  The Notes Representative and the ABL Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding the financial condition of the Loan Parties or any other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Note Obligations (except as otherwise provided in the ABL Documents and Notes Documents).  In the event the Notes Representative or the ABL Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

10.7         Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

10.8         Submission to Jurisdiction; JURY TRIAL WAIVER.  (a) Each ABL Secured Party, each Notes Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the any ABL Secured Party or Notes Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b)           Each ABL Secured Party, each Notes Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d)           EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

10.9         Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.9) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

10.10       Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the ABL Secured Parties and Notes Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

10.11       Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.12       Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.13       Other Remedies.  For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any ABL Secured Party or any Notes Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the ABL Documents or the Notes Documents, as applicable, or to demand payment under any guarantee in respect thereof.

10.14       Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall become effective when it shall have been executed by each party hereto.

10.15       Additional Loan Parties.  Borrower shall cause each Person that becomes a Loan Party after the date hereof to become a party to this Agreement by execution and delivery by such Person of a Joinder Agreement in the form of Annex 1 hereto.

10.16       Force Majeure.  Other than with respect to obligations that can be performed by the payment of money, whenever a period of time is herein prescribed for action to be taken by either the ABL Representative or the Notes Representative, such Person shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war and terrorist acts or activities.

10.17       No Consequential Damages.  Neither the ABL Representative nor the Notes Representative shall be liable for any indirect, special or consequential damages (including but not limited to lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form of action.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as ABL Representative for and on behalf of the ABL Secured Parties

By:	/s/ Mario Quintanilla
Name:	Mario Quintanilla
Title:	Vice President

Address for Notices:

JPMorgan Chase Bank, N.A.
2200 Ross Avenue, 9th Floor
MC: TX1-2921
Attention:	Mario Quintanilla
Telecopy No.:	(214) 965-4731

U.S. BANK NATIONAL ASSOCIATION, as Notes Representative for and on behalf of the Notes Secured Parties

By:	/s/ Wally Jones
Name:	Wally Jones
Title:	Vice President

Address for Notices:

150 Fourth Avenue North, 2nd Floor
Nashville, TN 37219

Attention:	Corporate Trust Services - U.S. Concrete
Telecopy No.:	(615) 251-0737

[Signature Page to Intercreditor Agreement]

U.S. CONCRETE, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Chief Executive Officer and President

Address for Notices for U.S. Concrete, Inc. and all of the following entities:

2925 Briarpark, Suite 1050
Houston, Texas 77042
Attention: General Counsel
Telecopy No: (713) 499-6201

ALBERTA INVESTMENTS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

ALLIANCE HAULERS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

AMERICAN CONCRETE PRODUCTS, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

ATLAS REDI-MIX, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

[Signature Page to Intercreditor Agreement]

ATLAS-TUCK CONCRETE, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BWB, INC. OF MICHIGAN

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

BEALL CONCRETE ENTERPRISES, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BEALL INVESTMENT CORPORATION, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BEALL INDUSTRIES, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

BEALL MANAGEMENT, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

[Signature Page to Intercreditor Agreement]

BRECKENRIDGE READY MIX, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

BUILDERS’ REDI-MIX LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

CENTRAL CONCRETE SUPPLY CO., INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

CENTRAL PRECAST CONCRETE, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

CONCRETE ACQUISITION III, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

[Signature Page to Intercreditor Agreement]

CONCRETE ACQUISITION IV, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE ACQUISITION V, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE ACQUISITION VI, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE XXXIII ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE XXXIV ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

CONCRETE XXXV ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

[Signature Page to Intercreditor Agreement]

CONCRETE XXXVI ACQUISITION, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President

EASTERN CONCRETE MATERIALS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President and Secretary

HAMBURG QUARRY LIMITED LIABILITY COMPANY

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

INGRAM CONCRETE, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

KURTZ GRAVEL COMPANY

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

[Signature Page to Intercreditor Agreement]

LOCAL CONCRETE SUPPLY & EQUIPMENT, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

MASTER MIX, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

MASTER MIX CONCRETE, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

MG, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

NYC CONCRETE MATERIALS, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

PEBBLE LANE ASSOCIATES, LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	President and Secretary

[Signature Page to Intercreditor Agreement]

REDI-MIX CONCRETE, L.P.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

REDI-MIX GP, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

REDI-MIX, LLC

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	President

RIVERSIDE MATERIALS, LLC

By:	/s/ Wallace H. Johnson
Name:	Wallace H. Johnson
Title:	President and Secretary

SAN DIEGO PRECAST CONCRETE, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

[Signature Page to Intercreditor Agreement]

SIERRA PRECAST, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

SMITH PRE-CAST, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

SUPERIOR CONCRETE MATERIALS, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

SUPERIOR HOLDINGS, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

TITAN CONCRETE INDUSTRIES, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

USC ATLANTIC, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

USC MANAGEMENT CO., LLC

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

[Signature Page to Intercreditor Agreement]

USC MICHIGAN, INC.

By:	/s/ Michael W. Harlan
Name:	Michael W. Harlan
Title:	Vice President and Secretary

USC PAYROLL, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

USC TECHNOLOGIES, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

U.S. CONCRETE ON-SITE, INC.

By:	/s/ Curt M. Lindeman
Name:	Curt M. Lindeman
Title:	Vice President and Secretary

[Signature Page to Intercreditor Agreement]

ANNEX 1

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of _______________ __, 20__, is executed by ______________________________, a ____________________ (the “New Subsidiary”) in favor of JPMORGAN CHASE BANK, N.A. (“ABL Representative”) and U.S. BANK NATIONAL ASSOCIATION (“Notes Representative”), in their capacities as ABL Representative and Notes Representative, respectively, under that certain Intercreditor Agreement (the “Intercreditor Agreement”), dated as of August __, 2010 among the ABL Representative, the Notes Representative, U.S Concrete, Inc. and each of the other Loan Parties party thereto.  All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement.

The New Subsidiary, for the benefit of the ABL Representative and the Notes Representative, hereby agrees as follows:

1.           The New Subsidiary hereby acknowledges the Intercreditor Agreement and acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Intercreditor Agreement and shall have all of the obligations of a Loan Party thereunder as if it had executed the Intercreditor Agreement.  The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement.

2.           The address of the New Subsidiary for purposes of 10.09 of the Intercreditor Agreement is as follows:

3.           THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE NEW SUBSIDIARY HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Annex 1 - 1

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Annex 1 - 2